                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 14, 2007

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                              1-13136               16-1455126
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                  File Number)       Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                    (Address of principal executive offices)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.

     At its recent meeting, the Board of Directors of Home Properties, Inc. (the
"Company")  nominated  the  individuals  to be  presented  at  the  2007  Annual
Stockholders'  Meeting for election by the  stockholders of the Company.  All of the current  directors,  except for William  Balderston,  III were nominated for re-election.  Mr. Balderston was not nominated because the Company's  retirement policy was amended in 2006 to provide for  mandatory  retirement at age 75, with no  exceptions  permitted  as of the  2007  Annual  Stockholders'  Meeting.  Mr.
Balderston is 79 years old.

ITEM 5.02(e) COMPENSATION ARRANGMENTS OF CERTAIN OFFICERS.

     At its recent  meeting,  the Board of Directors  of the Company  approved a
Base  Salary of  $550,000  per annum to be paid to  Edward  J.  Pettinella,  the
Company's  President and Chief Executive  Officer,  commencing on March 16, 2007 pursuant to the terms of Mr. Pettinella's Employment Agreement with the Company.
In  addition,  the  Board  approved  the  amount  of the  bonus  payment  to Mr.
Pettinella  pursuant to the Company's  Incentive  Compensation Plan for services rendered in 2006.  As reported in the proxy  statement  for the  Company's  2006
Annual  Stockholders'  Meeting,  the Board previously set Mr. Pettinella's bonus factor under the plan at 13%. At its recent meeting, the Compensation  Committee of the Board of Directors  determined  that the application of the formula under the Incentive  Compensation  Plan resulted in a pay-out of 10.07 bonus units for all  participants  in the plan.  The entire  amount of the bonus  payable to the
Chief Executive  Officer of the Company is  discretionary  with the Compensation
Committee to make a recommendation  to the Board as to what portion of the bonus should  be paid.  The  Compensation  Committee  recommended  and the full  Board approved  the  payment  of 100% of the 2006 bonus to Mr.  Pettinella.  This will result in a bonus being paid to Mr.  Pettinella in the amount of  $680,459.20 on or about February 21, 2007.

     In  addition,  pursuant to a  Development  Agreement,  dated March 27, 2006 between  Nelson  B.  Leenhouts  and  the  Company,  Mr.  Leenhouts,  who  is the
Co-Chairman of the Board of Directors of the Company,  was to be paid a bonus of up to $150,000  upon the  achievement  of certain  objectives  specified  in the
Agreement. Mr. Pettinella, as Chief Executive Officer of the Company recommended to the Compensation  Committee that the full amount of the bonus be paid and the
Compensation  Committee made the same  recommendation to the Board of Directors.
At its recent meeting, the Board of Directors approved the payment of a $150,000 bonus to Mr. Leenhouts pursuant to the terms of the Development  Agreement.  Mr.
Leenhouts  will  therefore be paid a bonus of $150,000 on or about  February 21,
2007.

     The Development Agreement by its terms expired on December 31, 2006, as did an  Employment  Agreement  dated October 28, 2003 between the Company and Nelson
Leenhouts.  Management  determined that it would like Mr. Leenhouts to remain an employee of the Company for an  additional  year in order to lead the  Company's development activities. The Board of Directors, at its recent meeting, therefore approved the terms of an Employment  Agreement with Mr. Leenhouts and authorized
Mr. Pettinella,  as Chief Executive Officer, and Clifford Smith, as Chair of the
Compensation  Committee to execute an Employment  Agreement with Mr.  Leenhouts.
The Employment  Agreement is retroactive to January 1, 2007 as Mr. Leenhouts has been performing the duties  specified in the agreement since that date. The base salary  to be paid to Mr.  Leenhouts  for the  period  from  January  1, 2007 to
December 31, 2007 is $300,000. In addition,  Mr. Leenhouts is to be paid a bonus of up to $350,000 upon the achievement of certain specified  objectives.  A copy of the  Employment  Agreement  is  attached  as an  exhibit  and its  terms  are incorporated by reference into this Form 8-K.

     Finally,  the Board of Directors  waived the  application  of the mandatory deferral component of the Company's Incentive  Compensation Plan with respect to the bonus to be paid to all participants,  including the Chief Executive Officer and the other executive  officers,  for services  rendered in 2006. The Board of
Directors  also  approved an amendment  to the  Incentive  Compensation  Plan to eliminate  the  mandatory  deferral  provisions  from the Plan for future  bonus
payments.   The  mandatory   deferral   provision  of  the  Plan  provided  that
participants that were assigned a bonus factor of 3% and higher would be subject to a mandatory  deferral of all amounts earned in excess of eight bonus units. A copy of the Company's Second Amended and Restated Incentive Compensation Plan is
attached as an exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          c. Exhibits

               Exhibit 10.1 Employment Agreement between Nelson B. Leenhouts and
               Home Properties, Inc.

               Exhibit 10.2 Second Amended and Restated  Incentive  Compensation
               Plan

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   February 16, 2007          HOME PROPERTIES, INC.
                                     (Registrant)

                            By       /s/ David P. Gardner
                                     David P. Gardner, Executive Vice President
                                     and Chief Financial Officer

                                                                 EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

     This Employment  Agreement  (this  "Agreement") is made and entered into by and among Home Properties, L.P., a New York limited partnership (the "Company"),
Home Properties,  Inc., a Maryland  corporation ("HME") and Nelson B. Leenhouts, an individual (the "Employee").

     WHEREAS,  the Company and the Employee  desire to enter into an  Employment
Agreement to formalize the terms pursuant to which the Employee will continue to be employed by the Company.

     NOW,  THEREFORE,  in  consideration  of the mutual  promises,  benefits and covenants herein contained, the parties hereby agree as follows:

     1. Definitions.

     "Affiliate" means any person,  corporation,  company,  partnership or other legal entity,  which controls,  is controlled by or is under common control with the Company.

     "Board of Directors" means the Board of Directors of Home Properties, Inc.

     "Development  Business" means the creation,  operation and maintenance of a development  department within the Company and its Affiliates as outlined in the
Development Plan (hereinafter defined).

     "Development  Plan" means the  Development  Plan and  Development  Proforma attached hereto as Exhibit A and made a part hereof.

     2.  Term.  This  Agreement  will be  effective  on  January  1, 2007  ("the
Commencement  Date") and shall  terminate on December 31, 2007 (the  "Expiration
Date") unless terminated sooner in accordance with Section 5 of this Agreement.

     3. Duties. During the term of this Agreement,  subject to the direction and control  of the  President  and Chief  Executive  Officer  of HME,  Employee  is
responsible  for  fostering  all  activities  reasonably   contemplated  in  the
Development  Plan  including,  but not limited to: (a)  creating,  staffing  and
leading  a  development  department  (the  "Development   Department")  and  the
undertaking by such  Development  Department of the  activities  outlined in the
Development    Plan;   (b)   focusing   on   the   key   financial    objectives
(investments/yields)  included in the  Development  Plan;  and (c)  managing the budget for the Development  Department to be consistent with the budget included in the  Development  Plan.  The Employee shall devote  substantially  all of his business  time to the  interests  and  business  of the  Company,  HME and their subsidiaries and affiliates except during vacation  periods,  periods of illness and other absences beyond his control.

     4. Compensation, Benefits and Expenses.

     4.1 Base  Salary.  The Base  Salary to be paid to the  Employee  under this
Agreement shall be $300,000.

     4.2 Bonus.  The Employee shall receive a bonus  ("Bonus") of up to $350,000 payable within sixty (60) days after  December 31, 2007 upon  achievement of the following  objectives  on or before  that  date.  Achievement  of the  following objectives  shall be  determined at the sole  discretion of the Chief  Executive
Officer of the Company after consultation with the Compensation Committee of the
Board of Directors.

     (a)  $70,000  payable  if the actual Net FFO  Contribution  of  development activities  for the year 2007  exceeds the  budgeted  Net FFO  Contribution  for development  activities for the year 2007 set forth in the Development  Proforma set forth in Exhibit A.

     (b) $122,500 payable if approval of the project plan for the  redevelopment of Falkland Chase are received from Montgomery County

     (c) $70,000 payable if the Company acquires two or more  development  sites where  substantially  all of the zoning and other  approvals are in place at the time of  purchase.  These  development  sites  can  include  the  sites  at 1200
East-West Highway and Huntington Metro.

     (d) $70,000 payable if the Company acquires one or more  development  sites where the zoning and other approvals are not in place at the time of purchase.

     (e) $17,500 if the Company's  Board of Directors  approves the  Development
Plan substantially in the form attached hereto as Exhibit A.

The Base  Salary and Bonus  shall be paid  pursuant  to the  Company's  standard payroll  policies and shall be subject to  withholding  or  deductions as may be mutually agreed between the Company and Employee or required by law.

     4.3 Fringe Benefits.  During the period of the Employee's  employment,  the
Company  shall  provide  the  Employee  with such  fringe  benefits  as shall be determined by the Compensation Committee, provided such fringe benefits shall be no less favorable than those provided to other senior executives of the Company,
HME or their subsidiaries or affiliates.

     4.4 Expenses. During the term of this Agreement, the Company authorizes the
Employee to incur reasonable and necessary  expenses in the course of performing his duties and rendering  services under this  Agreement,  and the Company shall reimburse the Employee for all such  expenses  within 30 days after the Employee renders to the Company an account of such expenses and such other substantiation as the Company may reasonably  request.  At the Company's  corporate office, the
Company  shall  provide  the  Employee  with an  office,  office  equipment  and
appropriate   clerical  support  to  discharge   Employee's  duties  under  this
Agreement.

     5. Termination.

     5.1  Termination.  This  Agreement may be terminated by the Company  (after approval by the Chief Executive  Officer) at any time, with or without  "Cause,"
or by the Employee at any time, with or without "Good Reason."

     5.2 Definition of Cause. As used herein, "Cause" shall be determined by the
Chief  Executive  Officer  in the  reasonable  and good  faith  exercise  of his discretion,  and shall mean: (a) dishonest or fraudulent actions by the Employee in the conduct of his duties for the Company or the  conviction  of the Employee of a felony;  (b) death of the Employee;  (c) a material failure by the Employee to devote substantially all of his business time to the business of the Company;
(d) a  material  failure by the  Employee  to follow  the  Company's  good faith instructions  and  directives  that is not cured by the Employee  within 60 days after  receiving  notice;  (e)  unreasonable  and material  neglect,  refusal or failure by the Employee to perform the duties  assigned to him that is not cured by the  Employee  within 30 days  after  receiving  notice;  (f) the  Employee's material  breach of this Agreement  that is not cured by the Employee  within 30 days after receiving notice;  (g) the Employee's  material breach of any portion of  Section  7 of this  Agreement;  (h) the  Employee's  breach  of the  Code of
Business  Conduct  and  Ethics  of Home  Properties,  Inc.  and  its  Affiliated
Companies and/or the Company's Code of Ethics for Senior Financial Officers (the
"Code of Ethics"); (i) any other act or omission which subjects the Company, HME or their subsidiaries or affiliates to substantial public disrespect, scandal or ridicule;  (j) any governmental  regulatory agency recommends or orders that the
Company  terminate the  employment of the Employee or relieve him of his duties;
or (k) any physical or mental  disability of the Employee that prevents him from performing his duties for 60 consecutive  days or for an aggregate of 90 days in any 12-month period.

     5.3  Definition of Good Reason.  As used herein,  "Good Reason" shall mean:
(a) a material  breach of this Agreement by the Company or HME that is not cured within 30 days after receiving notice of such breach,  with the determination as to whether  there has been a breach and  whether  the breach is  material  to be determined  by the Chief  Executive  Officer  in the  reasonable  and good faith exercise of his  discretion;  or (b) any  requirement  by the  Company  that the
Employee relocate to a principal place of business outside of the Rochester, New
York metropolitan area.

     5.4  Termination  for Cause or Without Good Reason.  In the event that: (a)
the Company  terminates this Agreement for Cause; or (b) the Employee resigns or terminates  without  Good  Reason,  then the  Employee's  rights to receive  any payments and benefits pursuant to this Agreement shall,  effective upon the date of termination,  terminate in all respects, except that the Company shall pay to the Employee any payments and benefits  hereunder that are accrued and unpaid up to such date (which  amount shall not include any Bonus and shall  reimburse the
Employee  for any expenses  incurred as of such date  pursuant to Section 4.4 of this Agreement.

     5.5 Termination Without Cause or for Good Reason. In the event that (a) the
Company  terminates  this Agreement for any reason other than for Cause,  or (b)
the Employee resigns or terminates with Good Reason,  then the Company shall pay to the Employee any payments and benefits  hereunder that are accrued and unpaid up to,  shall  reimburse  the Employee  for any  expenses  incurred  pursuant to
Section  4.4 of this  Agreement  prior  to,  the date of  termination  and shall promptly  pay to the  Employee  the full  amount  of the Bonus as  described  in
Section 4.2 hereof whether or not earned at the time of termination.

     5.6 Termination Following A Change of Control. In the event of a "Change of
Control" as defined in the Company's Executive Retention Plan (including any and all amendments  thereto) (the "Retention Plan") and a subsequent  termination of the  Employee's  employment  by the Company or by the Employee for good cause as defined in the Executive Retention Plan, the benefits to be paid to the Employee upon such a termination shall be two times the Employee's Base Salary, two times the amount of the  Employee's  Bonus  earned  prior to the  termination  and the
Gross-Up Amount (as defined in the Executive Retention Plan).

     5.7  Definition  of  Termination.  For  the  purpose  of  any  payments  or reimbursements  to be made, or any benefits to be  continued,  by the Company to the  Employee  under this Section 5 as a result of the  Employee's  termination,
"termination"  shall mean a "separation  of service" (as such term is defined in
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code")).

     5.8 Delay or Reduction of Payments, Reimbursements and Benefits.

          5.8.1 Section 409A of the Code.  Notwithstanding any provision of this
     Section 5 to the  contrary,  if the Employee is a "specified  employee" (as such  term is  defined  in  Section  409A of the  Code)  at the time of his termination, then, to the extent necessary to prevent any excise tax to the
     Employee under Section 409A of the Code: (a) any payments or reimbursements that would  otherwise  be made by the Company  pursuant  to this  Section 5 before  the  first  day of  the  seventh  month  following  the  Employee's termination  instead shall be accumulated  and paid on the first day of the seventh month following the Employee's  termination;  and (b) if any of the benefits that would  otherwise be provided by the Company  pursuant to this
     Section  5  before  the  first  day  of the  seventh  month  following  the
     Employee's termination are treated as deferred compensation for purposes of
     Section  409A of the Code,  then the  Employee  shall bear the full cost of such  benefits  during such period,  and the Company  shall  reimburse  the
     Employee  for any  out-of-pocket  costs so incurred on the first day of the seventh month  following the  Employee's  termination.  This Section 5.8 is intended to delay  payments,  reimbursements  and  benefits to the Employee following termination only if such delay is required by Section 409A of the
     Code, and shall be construed  accordingly.  Unless necessary to prevent any excise tax to the Employee under Section 409A of the Code, this Section 5.8 shall not apply in the event of the  Employee's  termination as a result of his death or his disability (if such disability qualifies as a "disability"
     for purposes of Section 409A of the Code).

          5.8.2 Section 162(m) of the Code. To the extent that any payment to be made to the Employee  under this Section 5 would be  non-deductible  by the
     Company  as a result of the $1 million  compensation  limit  provisions  of
     Section  162(m) of the Code,  then  such  payment  shall not be made to the
     Employee at that time, but shall instead,  to the extent  permissible under
     Section  409A of the Code,  be deferred  and paid  without  interest to the
     Employee  in the first  month of the  taxable  year in which such amount is fully deductible by the Company under Section 162(m) of the Code.

          5.8.3  Section  280G of the Code.  In the event that  payments and the value of any  benefit  received or to be  received  by the  Employee  would result in all or a portion  of such  payment  being  subject  to excise tax under  Section 4999 of the Code (the  "Excise  Tax"),  then the  Employee's payment shall be either (a) the full payment or (b) such lesser amount that would result in no portion of the payment  being subject to the Excise Tax, whichever of the  foregoing  amounts,  taking into  account the  applicable federal,  state, and local employment  taxes,  income taxes, and the Excise
     Tax, results in the receipt by the Employee,  on an after-tax basis, of the greatest amount of the payment  notwithstanding that all or some portion of
     the  payment  may  be  taxable  under   Section  4999  of  the  Code.   All
     determinations  required to be made under this Section  5.8.3 shall be made by the nationally recognized accounting firm which is the Company's outside auditor  immediately  prior to the event  triggering  the payments that are subject to the Excise Tax, which firm must be reasonably  acceptable to the
     Employee (the  "Accounting  Firm").  The Company shall cause the Accounting
     Firm to provide detailed  supporting  calculations of its determinations to the Company and the Employee.  Notice must be given to the Accounting  Firm within 15 business days after an event  entitling the Employee to a payment under this Section 5. All fees and expenses of the Accounting Firm shall be borne solely by the Company.  The Accounting Firm's  determinations must be made with substantial  authority (within the meaning of Section 6662 of the
     Code).

     5.9 No Voluntary Adverse  Assistance.  The Employee agrees that he will not voluntarily  assist any other  person in  preparing,  bringing,  or pursuing any litigation, arbitration, administrative claim or other formal proceeding against the  Company,  HME or their  subsidiaries  or  affiliates,  or  their  officers, directors, employees or partners unless pursuant to subpoena or other compulsion of law.

     6. Notices.  Any notices or other communications under this Agreement shall be in  writing  and  shall be  given by  personal  delivery  or by a  nationally recognized overnight delivery service, and shall be deemed given when personally delivered,  or on the next  business  day  following  delivery  to a  nationally recognized overnight delivery service: (a) if to the Employee,  addressed to his last  address on record with the Company;  and (b) if to the Company,  addressed to: Home Properties, L.P., 850 Clinton Square, Rochester, NY 14604, Attn: Edward
Pettinella  and Ann  McCormick;  or to such other address or addresses as either party shall have specified in writing to the other party hereto.

     7. Covenants as to Confidential Information and Non-Compete.

     7.1 Non-Compete. The Employee recognizes that by virtue of his status as an employee and a member of the Board of  Directors,  he is obligated to uphold his fiduciary and other  obligations  to the Company and HME, and to comply with all of the  restrictions  set  forth in the Code of  Ethics,  which is  incorporated herein by reference. The Employee acknowledges and agrees that he will fully and faithfully abide by the Code of Ethics for so long as he is an employee and/or a member of the Board of Directors.  In addition,  the Employee  acknowledges  and recognizes the highly  competitive  nature of the Company's  business and agrees that  during  the  term  of this  Agreement,  in the  event  this  Agreement  is terminated  for any reason  other than with Cause or without  Good  Reason,  the
Employee will not,  directly or indirectly,  without the written  consent of the
Real  Estate  Investment  Committee  of the  Board of  Directors,  own,  manage, operate,  control,  be employed by, or  participate  in or be connected with any entity owning or having  financial  interest in, whether  direct or indirect,  a business  entity  which is in the  business  of  owning,  operating,  acquiring, developing  or  otherwise  dealing  in  Market-Rate  (as  subsequently  defined)
multifamily  residential real properties in the United States and Canada, except as described  below. In addition,  in the event this Agreement is terminated for
Cause or without Good Reason then,  for one year after the  termination  of this
Agreement,  the Employee will not,  directly or indirectly,  without the written consent of the Real Estate Investment Committee of the Board of Directors,  own,
manage, operate, control, be employed by, or participate in or be connected with any entity owning or having financial interest in, whether direct or indirect, a business  entity  which is in the  business  of  owning,  operating,  acquiring, developing or otherwise  dealing in  Market-Rate  multifamily  residential  real properties  in the United  States  and  Canada,  except as  described  below.  A property shall be deemed "Market-Rate" if there is no project-based governmental assistance for residents of the property,  if there is no government  subsidized interest  rates that apply to the financing for the property and if no interests in the entity  owning the property  have been sold to a third party for purposes of that party acquiring tax credit benefits. The above restrictions shall not be violated  if and to the  extent  that  the  Employee  owns,  manages,  operates, controls,  is employed by or  participates  in or is  connected  with any entity owning or having a financial interest in a business entity which owns, operates, acquires,  develops  or  otherwise  deals in any  multifamily  residential  real property  consisting of: (a) 50 or fewer apartment units wherever  located;  (b)
200 or fewer  apartment units if the property is located in a state in which the
Company  does  not own  real  property  at the  time  that  the  acquisition  or transaction  occurs,  or if the property is located in Upstate New York;  and/or
(c) to the extent that the  Employee's  interest in any entity  consists of less than a 5% limited  partnership  interest in the case of a  partnership  and less than 5% of the  outstanding  vesting  shares in the case of a corporation in all cases so long as such  ownership,  management,  operation  or  control  does not violate the Code of Ethics.

     7.2   Confidential   Information.   In  addition  to  the   obligations  of
confidentiality as set forth in the Code of Ethics, the Employee  recognizes and acknowledges the existence of confidential business matters,  trade secrets, and proprietary  information  of the Company and HME,  including  but not limited to customer lists sales, products,  markets,  inventions,  marketing strategies and
plans,   research,   practices,   procedures,   current  and  planned  corporate
strategies,  strategic customers and business partners, and the identity, skills and interest of its employees,  which matters are valuable,  special, and unique assets of the Company's and HME's  business.  The Employee shall not,  during or after the term of employment  with the Company,  disclose the Company's or HME's confidential  business matters to any person,  firm,  corporation,  partnership, association  or other entity for any reason or purpose  whatsoever,  without the prior written  consent of the Board of  Directors,  except as required by law or pursuant to legal process.

     7.3  Remedies   for  Breach  of  this  Section  7.  The  Employee   further
acknowledges  that (a)  compliance  with all of this  Section 7 is  necessary to protect the  Company's  and HME's  business and  goodwill;  (b) a breach of this
Section 7 will irreparably and constitutionally  damage the Company and HME; and
(c) an  award  of money  damages  will not be  adequate  to  remedy  such  harm.
Consequently,  the Employee agrees that, and in addition to other  remedies,  in the event he breaches or threatens to breach any of these covenants, the Company and HME shall be entitled to both: (1) a preliminary or permanent  injunction to prevent the  continuation  of such harm; and (2) money damages,  insofar as they can be determined,  including,  without  limitation,  all  reasonable  costs and attorneys'  fees incurred by the Company  and/or HME in the  enforcement  of the provision.

     7.4  Enforceability.   The  Employee   acknowledges  and  agrees  that  the
provisions of this  Agreement are reasonable and necessary for the protection of the Company and HME. If, however,  a final judicial  determination  is made by a court having  jurisdiction  that the time or territory or any other  restriction contained  in Section 7.1 of this  Agreement  is an  unreasonable  or  otherwise unenforceable restriction against the Employee, the provisions of Section 7.1 of this Agreement shall not be rendered void, but rather shall be deemed amended to apply as to the maximum time and territory and to the other extent as this court may judicially determine or indicate to be reasonable.

     8. Breach of  Agreement.  Each party agrees to indemnify  and hold harmless the others from and  against any loss,  liability,  damages,  judgments,  suits, costs or expenses  (including  the costs of  investigating  and  enforcing  each party's rights under this Agreement and attorneys'  fees and expenses)  relating to or arising from any breach by any party of the terms of this Agreement.

     9. Section 409A of the Code. To the extent applicable,  it is intended that this  Agreement  comply with the  provisions  of Section 409A of the Code.  This
Agreement shall be construed and  administered in a manner  consistent with this intent,  and any  provision  that would cause this  Agreement to fail to satisfy
Section  409A of the Code shall  have no force and effect  unless and until such provision is amended to comply with  Section  409A of the Code (which  amendment may be retroactive  to the extent  permitted by Section 409A of the Code and may be made by the Company  without the consent of the  Employee).  Any amendment to the timing and receipt of any  payment or benefit  provided  hereunder  shall be effected in a manner that is intended to be in  compliance  with Section 409A of the Code.  Any reference in this Agreement to Section 409A of the Code will also include any  proposed,  temporary or final  regulation,  or any other  guidance, promulgated with respect to such section by the U.S.  Department of the Treasury or the Internal Revenue Service.

     10. Governing Law. ALL QUESTIONS PERTAINING TO THE VALIDITY,  CONSTRUCTION,
EXECUTION AND  PERFORMANCE  OF THIS  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE
WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO
ITS PRINCIPLES OF CONFLICTS OF LAW.

     11. Entire  Agreement.  This  Agreement  and the benefit plans  referred to herein constitute the entire agreement of the parties hereto with respect to the matters contained herein, and no modification, amendment or waiver of any of the provisions of this Agreement shall be effective  unless in writing and signed by each of the parties hereto. No failure to exercise any right or remedy hereunder shall  operate as a waiver  thereof.  This  Agreement  shall be binding upon and inure  to  the  benefit  of the  parties  hereto  and  their  respective  heirs, representatives, successors and assigns.

     12.  Headings.  The  section  and  subsection  headings  contained  in this
Agreement are for reference  purposes only and shall not affect the construction or interpretation of this Agreement.

     13. Counterparts.  This Agreement may be executed in several  counterparts, and all counterparts so executed shall constitute one agreement,  binding on the parties  hereto,  notwithstanding  that both  parties are not  signatory  to the original or the same counterpart.

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the respective dates set forth below, effective as of the latest such date.

                                     HOME PROPERTIES, L.P.
                                     By: Home Properties, Inc.
                                     Its: General Partner

Date:  February 15, 2007            By:  /s/ Edward J. Pettinella
                                         Edward J. Pettinella
                                         President and Chief Executive Officer

                                    HOME PROPERTIES, INC.

Date:  February 16, 2007            By: /s/ Clifford W. Smith, Jr.
                                        Clifford W. Smith, Jr.
                                        Chair of Compensation
                                        Committee of the Board of Directors

Date:  February 16, 2007            By: /s/ Nelson B. Leenhouts
                                        Nelson B. Leenhouts

                                                                   EXHIBIT 10.2

                HOME PROPERTIES, INC. SECOND AMENDED AND RESTATED
                           INCENTIVE COMPENSATION PLAN

PURPOSES OF THE PLAN.

The purposes of this Second  Amended and Restated  Incentive  Compensation  Plan
(the  "Plan")  are to enable  Home  Properties,  Inc.  (the  "Company")  and its
Subsidiary  to attract and retain the services of key employees and persons with managerial,  professional  or supervisory  responsibilities  and to provide them with increased  motivation and incentive to achieve and exceed prior performance as a basis for increased stockholder return and value.

GENERAL PROVISIONS.

2.1 Definitions. As used in the Plan:

     (a)  "Board of Directors" means the Board of Directors of the Company.

     (b)  "Bonus  Units"  means the number  calculated  as  described in Section
          3.3(a)  which  is  multiplied  by  a  Participant's  Bonus  Factor  to determine the percentage of a Participant's  base salary that is to be paid to the Participant as incentive compensation.

     (c)  "Committee"   means  the  Compensation   Committee  of  the  committee
          appointed by the Board of Directors.

     (d)  "Common Stock" means the Company's Common Stock, $.01 par value.

     (e)  "Company"  means  Home  Properties,  Inc.  and any of its  affiliates, predecessors or successors.

     (f)  "Funds from  Operation"  or "FFO" means  income  (loss)  before  gains
          (losses)  from the  sale of  property  plus  certain  non-cash  items, primarily  depreciation and  amortization,  as such term is defined by the National  Association of Real Estate  Investment Trusts ("NAREIT")
          and applied by the Company in its quarterly earnings press release.

     (g)  "Net Operating  Income" or "NOI" means the Company's  reported  rental income and  property  other  income  less  operating  and  maintenance expenses.

     (h)  "Operating   FFO"  means  FFO  adjusted  for  purposes  of  the  bonus
          calculation  in order  to  remove  certain  non-recurring  items  from published FFO as follows:  (i) losses and/or impairment charges on the sale of  real  estate  will be  excluded;  (ii)  prepayment  penalties incurred in connection with the sale of real estate will be considered a reduction to the gain (loss)  incurred and not a separate  financing transaction;  (iii) issuance  costs  associated  with preferred  share redemptions will be excluded;  and (iv) such additional adjustments as deemed necessary and approved by the Committee.

     (i)  "Operating FFO per share" means:  (i) Operating FFO during a Plan Year divided  by:  (ii)  the  average  number  of  outstanding  shares  and securities  convertible  into Common Stock (on an as-converted  basis)
          during the Plan Year.

     (j)  "Participant"  means each  full-time  employee  of the Company and its
          Subsidiary,  provided  that  employees  participating  in the Property
          Management Incentive Plan are not eligible to participate in this Plan except for Regional  Property  Managers and Regional Vice  Presidents,
          who will receive 10% and 20%, respectively,  of their total calculated incentive compensation awards under this Plan.

     (k)  "Participant   Bonus  Factor"  means  the  percentage   applied  to  a
          Participant's base salary, which shall range from 1% to 13%.

     (l)  "Plan Year" shall be the fiscal year of the Company.

     (m)  "Subsidiary" means Home Properties, L.P.

2.2 Administration of the Plan.

     (a)  The  Plan  shall  be  administered  by the  Committee.  The  Board  of
          Directors  may from time to time remove  members  from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its  members as  Chairman,  and shall hold  meetings at such times and places as it may determine.

     (b)  The  Committee  shall have the full  power,  subject to and within the limits of the Plan,  to: (i) interpret and administer the Plan and any incentive  compensation  under it; (ii) make and  interpret  rules and regulations for the  administration of the Plan and to make changes in and revoke  such rules and  regulations  (and in the  exercise of this
          power,   shall  generally   determine  all  questions  of  policy  and
          expediency  that may arise and may correct any  defect,  omission,  or inconsistency in the Plan);  (iii) determine who shall be Participants for any Plan  Year;  and (iv)  generally,  exercise  such  powers  and perform such acts in connection with the Plan as are deemed  necessary or  expedient  to  promote  the best  interests  of the  Company.  The interpretation  and construction by the Committee of any provisions of the Plan shall be final, binding and conclusive.

     (c)  The  Committee  may act  only by a  majority  of its  members  then in office;  however,  the Committee may appoint such agents, who need not be  members  of  the  Committee,  as it may  deem  necessary  for  the effective  performance of its duties,  and may delegate to such agents such powers and duties as the Committee may deem appropriate.

     (d)  No member of the  Committee  shall be liable for any  action  taken or omitted  to be  taken or for any  determination  made by him or her in good faith with respect to the Plan,  and the Company shall  indemnify and hold  harmless  each member of the  Committee  against any cost or expense (including counsel fees) or liability  (including any sum paid in settlement of a claim with the approval of the  Committee)  arising out of any act or omission in connection  with the  administration  or interpretation  of the Plan,  unless  arising out of such person's own fraud or bad faith.

2.3 Effective Date.

     The  Plan  shall  become  effective  upon  its  adoption  by the  Board  of
     Directors.

3. INCENTIVE AWARDS.

3.1  Establishment of Participation Levels.

     Prior to the beginning of each Plan Year, the Committee shall establish the
     Participant Bonus Factor for each Participant.

3.2  Calculation of Bonus Units Earned.

     (a)  The number of Bonus Units to be awarded for services  rendered in each
          Plan  Year  shall  be  based  on two  performance  measures:  (i)  the percentage of growth in the Company's Operating FFO per share from the previous  Plan Year;  and (ii) the  percentage of growth in same store
          NOI from the previous Plan Year as compared to the Company's  industry peers.  Initially,  the FFO  component is to receive 75% weighting and the NOI  component is to receive 25%  weighting.  The  Committee  will review the  weighting  of the  components  on an annual  basis and may
          amend  it  in  its  discretion.   Bonus  Units  earned  given  varying
          percentages of growth are shown below:

  Funds from Operations (FFO)                Same Store NOI
 ---------------------------                --------------

% Growth     Bonus Unit   75%         % Growth    Bonus Unit     25%
--------     ----------   ---         --------    ----------     ---

     -2%        4.00     3.00             -2%         4.00       1.00
     -1%        4.50     3.38             -1%         4.50       1.13
      0%        5.00     3.75              0%         5.00       1.25
      1%        6.00     4.50              1%         6.00       1.50
      2%        7.00     5.25              2%         7.00       1.75
      3%        8.00     6.00              3%         8.00       2.00
      4%        9.00     6.75              4%         9.00       2.25
      5%       10.00     7.50              5%        10.00       2.50
      6%       11.00     8.25              6%        11.00       2.75
7% and above   12.00     9.00         7% and above   12.00       3.00

     (b)  In the event that the Company  experiences  FFO growth and/or relative
          NOI same  store  growth  less than  minus 2% or  greater  than 7%, the
          Committee  has complete  discretion  in  determining  Bonus Unit award levels that it will recommend for the Board's approval.  The Committee will consider  various factors,  including  economic  conditions,  the
          Company's   performance   relative  to  its  industry  peers  and  the
          occurrence of any extraordinary events in making its determination.

3.3 Calculation and Payment of Incentive Compensation.

     (a)  A  Participant's  bonus  award  equals the  Participant's  Base Salary
          multiplied  by  the  product   (expressed  as  a  percentage)  of  the
          Participant's  Bonus  Factor and the Bonus Units  earned plus or minus performance factors.

     (b)  The entire amount of the bonus payable to the Chief Executive  Officer is discretionary  with the Committee  making a  recommendation  to the full Board as to which portion of the bonus should be paid. Management of the Company is  authorized to determine the portion of the bonus to be paid to  other  Participants  provided  that  each  Participant  is entitled to receive at least 50% of the calculated  bonus.  Factors to be considered  in  determining  the  percentage to be paid include the
          Participant's performance, the results of the Participant's department and the Participant's relative influence on the Company's performance.

     (c)  Incentive  compensation  shall be  calculated  as soon as  practicable after the end of the Plan Year, and all incentive  compensation  shall be paid prior to the end of the first fiscal  quarter of the following
          Plan Year. The Company's  obligations under this Plan shall be subject to applicable federal,  state and local tax withholding  requirements.
          Federal, state and local withholding tax due at the time of payment of incentive  compensation  required to be withheld by the Company may be
          deducted  from  any  payment  of  any  kind   otherwise  due  to  each
          Participant.

3.4 Bonus Deferrals.

     Participant's  having been  assigned a  Participant  Bonus Factor of 3% and higher and who are designated as "highly compensated" as defined in Section
     414(q)  of the  Internal  Revenue  Code may  participate  in the  Company's
     Deferred Bonus Plan.

3.5 Termination of Employment.

     If a Participant's  employment terminates prior the payment date of a bonus award for any  reason  other than  retirement,  death or  disability,  such
     Participant  shall not be entitled to receive any  incentive  compensation.
     Participants must be employed on the date of the award payment to receive a payment for the prior Plan Year. If a Participant's  employment  terminates during any Plan Year by reason of  retirement,  death or  disability,  such
     Participant or such Participant's  legal  representative  shall receive any incentive  compensation  with  respect  to such Plan Year pro rated for the portion  of the  Plan  Year  during  which  Participant  was  an  employee.
     Incentive  compensation  to be  paid  to any  Participant  who  becomes  an employee during a Plan Year also shall be pro-rated based on the portion of the Plan Year during which the Participant was an employee.

4. MISCELLANEOUS PROVISIONS.

4.1 Non-Transferability.

     No right to receive any incentive compensation shall be transferable except by will or the laws of descent and  distribution.  Any  purported  transfer contrary to this provision will be null and void and without effect.

4.2 No Right to Employment.

     Neither  the  adoption  of the Plan  nor its  operation,  nor any  document describing  or  referring  to  the  Plan,  or any  part  thereof,  nor  the designation  of any employee as a Participant in the Plan shall confer upon any  Participant  under the Plan any right to continue in the employ of the
     Company or any  Subsidiary,  or shall in any way affect the right and power of the  Company  or any  Subsidiary  to  terminate  the  employment  of any
     Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

4.3 Exclusion from Pension Computations.

     By acceptance of any incentive  compensation  under the Plan, the recipient shall be deemed to agree that any  compensation  paid hereunder will not be
     taken  into   account  as  "base   remuneration",   "wages",   "salary"  or
     "compensation"  in determining the amount of any contribution to or payment
     or  any  other   benefit   under  any   pension,   retirement,   incentive,
     profit-sharing  or  deferred  compensation  plan  of  the  Company  or  any
     Subsidiary.

4.4 Interpretation of the Plan.

     Headings are given to the sections of the Plan solely as a  convenience  to facilitate reference,  such headings,  numbering and paragraphing shall not in any case be deemed in any way  material or relevant to the  construction of the Plan or any provision hereof.  The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

4.5 Construction of Plan.

     The place of  administration of the Plan shall be in the State of New York, and the validity, construction,  interpretation,  administration and effect of the Plan and of its rules and  regulations,  and rights  relating to the
     Plan,  shall be determined  solely in accordance with the laws of the State of New York.

Approved by Board of Directors              February 14, 2007